EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT
     AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 20, 2007 (this “Amendment”) among CRICKET COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
     PRELIMINARY STATEMENTS:
          1. Holdings, the Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of June 16, 2006 (as amended by Amendment No. 1 thereto dated as of March 15, 2007, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          2. The Borrower has requested that the Lenders amend the Credit Agreement to delete the restrictions on entering into a contract or arrangement that would, upon consummation, result in a Change of Control (while continuing to restrict the consummation of such Change of Control) and to make other amendments to the Credit Agreement as set forth below.
          3. As previously disclosed to the Lenders and as described in Holdings’ press release dated November 9, 2007, Holdings is restating its historical consolidated financial statements for: (a) the seven months ended July 31, 2004 (the period prior to Holdings’ emergence from Chapter 11 bankruptcy); (b) the five months ended December 31, 2004 (the period after Holdings’ emergence); (c) the fiscal year ended December 31, 2005; (d) the fiscal year ended December 31, 2006; (e) to the extent necessary or required, any interim periods within the periods described in the foregoing clauses (a), (b), (c) and (d); (f) the fiscal quarter ended March 31, 2007; and (g) the fiscal quarter ended June 30, 2007 (collectively, the “Prior Financial Statements”) as a result of the identification of certain errors relating to Holdings’ accounting. The Borrower has requested that the Lenders waive any potential Default or any Event of Default relating to such restatements.
          4. The Borrower has further requested that the Lenders waive any potential Default or Event of Default arising from the failure to file Holdings’ quarterly report on Form 10-Q for the three months ended September 30, 2007 (the “Q3 Form 10-Q”) with the SEC prior to December 15, 2007 (the “Extended 10-Q Delivery Date”).
          5. Holdings and the Subsidiary Guarantors hold Cash Equivalents that, as of the date of acquisition, were rated at least P-1 or A-1 by Moody’s or S&P, respectively. A downgrade of such Cash Equivalents by Moody’s and S&P could cause an inadvertent Event of Default under Section 7.03 of the Credit Agreement. The Borrower has further requested that the Lenders waive any such potential Event of Default that may occur during the sixty-day period commencing on the Second Amendment Effective Date.
          6. The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement and to waive any such potential Defaults or Events of Default as set forth below.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
          (a) Clause (c) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is replaced in its entirety as follows: “(c) [Reserved]”; and
          (b) Section 1.01 of the Credit Agreement is further amended by amending and restating in full clause (a) of the definition of “Applicable Rate” to read as follows:
          “(a) in respect of the Term Bl Facility, (i) 3.00% per annum for Eurodollar Rate Loans, and (ii) 2.00% per annum for Base Rate Loans, in each case as the same may be increased pursuant to Section 2.13(g), and”
     (c) Section 1.01 of the Credit Agreement is further amended by amending and restating in full the table in clause (b) of the definition of “Applicable Rate” to read as follows:

Applicable Rate
		Eurodollar
	Consolidated Senior	Rate +
Pricing	Secured Leverage	Letters of
Level	Ratio	Credit	Base Rate
1	<2.50:1	2.75%	1.75%
2	≥2.50:l but <3.00:l	3.00%	2.00%
3	≥3.00:l but <3.50:l	3.25%	2.25%
4	≥3.50:1	3.50%	2.50%
     (d) A new Section 6.24 is added to the Credit Agreement, to read as follows:
     6.24. Delivery of Certain Financial Statements. Holdings shall furnish to the Administrative Agent (which shall furnish to the Lenders) (a) prior to December 15, 2007, financial statements for the fiscal quarter ended September 30, 2007 that satisfy the requirements of Section 6.01(b), and (b) on or prior to December 31, 2007, (i) its amended Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and (ii) revised unaudited quarterly financial statements for the fiscal quarters ended March 31, 2007 and June 30, 2007, provided that the financial statements contained therein or so furnished pursuant to clauses (i) and (ii), as applicable (x) satisfy the requirements of Section 6.01(a) or Section 6.01(b) with respect to fiscal year 2006 (which shall include financial statement information for fiscal years 2004 and 2005 to the extent required by Regulation S-X) and the first two quarters of 2007, respectively, and (y) do not result in a cumulative net reduction in operating income for the period from January 1, 2005 through June 30, 2007 in excess of $35 million.
          (e) Section 8.01(b) of the Credit Agreement is amended by inserting in clause (i) thereof, after the figure “6.22” where it appears therein, the following: “, 6.24”.
          SECTION 2. Waivers.
          (a) The Lenders hereby waive any Default and any Event of Default arising under Sections 8.01(b) or 8.01(d) of the Agreement caused by (i) the failure of any representation or warranty in Sections 4.02, 5.05(a) or (b) or 5.15 of the Credit Agreement, or in Section 4 of Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 15, 2007, or of any certification in any Compliance Certificate, to have been true and correct in all material respects when made, (ii) the failure of any certification or statement of fact made by the Loan Parties as to the existence and continuation of a Default in connection with the release of Collateral from security interests, the making of an Investment or otherwise, to have been true and correct in all material respects when made or (iii) a breach of Sections 6.01 or 6.09 of the Credit Agreement, in each case under clauses (i), (ii) and (iii) above, as a result of any errors in the Prior Financial Statements. Notwithstanding the foregoing, if Holdings fails to furnish to the Administrative Agent the Annual Report on Form 10-K and financial statements required by and in accordance with Section 6.24(b) of the Credit Agreement on or before December 31, 2007, then it shall be an immediate Event of Default for all purposes under and as defined in the Credit Agreement, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to such Event of Default.
          (b) From and after the Second Amendment Effective Date and the delivery of any restatement of any Prior Financial Statements contemplated by Section 2(a), the parties hereto agree that any representation or warranty relating to the Prior Financial Statements (or to any report, information, certificate or schedule to the extent based thereon) made or deemed to be made by a Loan Party pursuant to the terms of the Loan Documents shall be deemed to refer to such Prior Financial Statements as so restated (or to such report, information, certificate or schedule, which shall be deemed to have been amended by such Prior Financial Statements as so restated). The delivery of any restatement of any Prior Financial Statements shall be deemed to constitute a making by Holdings of each of the representations and warranties contained in Sections 5.05(a) and (b) and Section 5.15 of the Credit Agreement with respect to such Prior Financial Statements as so restated.
          (c) The Lenders hereby waive any Default or Event of Default under Sections 6.01(b), Section 6.02(a), Section 6.08, Section 8.01(b) or Section 8.01(e) of the Credit Agreement, in each case solely to the extent that such Default or Event of Default arises from the failure to file the Q3 Form 10-Q with the SEC prior to the Extended 10-Q Delivery Date. Notwithstanding the foregoing, on the Extended 10-Q Delivery Date, if the requirements of

4

Sections 6.01(b) and 6.02(a) of the Credit Agreement are not satisfied before such date, it shall be an immediate Event of Default for all purposes under and as defined in the Credit Agreement, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to such Event of Default.
          (d) The Lenders hereby waive, for the period from the Second Amendment Effective Date until the date that is sixty days thereafter (the “Cash Equivalent Compliance Date”), any Event of Default that may arise under Section 8.01(b) of the Agreement caused by a breach of Section 7.03 of the Credit Agreement, in each case to the extent that any such Event of Default results from any Cash Equivalent held by Holdings or any Subsidiary Guarantor on the Second Amendment Effective Date set forth on the Exhibit to this Amendment being downgraded by Moody’s and S&P below P-1 and A-1, respectively; provided, that by the Cash Equivalent Compliance Date, if all such breaches, if any, of Section 7.03 have not been cured, then without any further action by the Agent or the Lenders all of the terms and provisions set forth in the Loan Documents with respect to any Defaults thereunder that are waived under this Section 2(d) and not cured prior to the Cash Equivalent Compliance Date shall have the same force and effect as if this Amendment had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them under this Section 2(d).
          SECTION 3. Conditions of Effectiveness. This Amendment and the amendments and waivers to the Credit Agreement set forth herein shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent (or, in the case of clause (c)(i)(x) below, GSCP) shall have received the following:
          (a) counterparts of this Amendment executed by the Borrower, Holdings, and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment;
          (b) the consent attached hereto executed by each Subsidiary Guarantor; and
          (c) (i) such fees, if any, as have been separately agreed in writing between (x) GSCP and the Borrower and (y) the Administrative Agent and the Borrower, (ii) the reasonable accrued fees and expenses of counsel to the Administrative Agent and (iii) for the account of each Lender that executes and delivers a counterpart of this Amendment on or before 5:00 P.M. (New York City time) on November 19, 2007, a fee equal to 25 bps on the aggregate principal amount of such Lender’s Commitments and Loans under the Credit Agreement.
          The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

5

          SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants as follows:
          (a) The representations and warranties of the Borrower and each other Loan Party contained in each of Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except to the extent any failure to be true and correct has been waived pursuant to Section 2 of this Amendment; and
          (b) No Default exists as of, or would result from the occurrence of, the Second Amendment Effective Date, other than any Default that has been waived pursuant to Section 2 of this Amendment.
          SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.
          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

6

          SECTION 6. Costs and Expenses. The Borrower agrees that all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent), are costs and expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[The remainder of this page is intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CRICKET COMMUNICATIONS, INC.
By	/s/ S. Douglas Hutcheson
	Name:	S. Douglas Hutcheson
	Title:	Chief Executive Officer and President

LEAP WIRELESS INTERNATIONAL, INC.
By	/s/ S. Douglas Hutcheson
	Name:	S. Douglas Hutcheson
	Title:	Chief Executive Officer and President

BANK OF AMERICA, N.A., as Administrative Agent, as Lender
By	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Vice President

Alaska CBNA Loan Funding LLC as a Lender
By	/s/ Janet Haack
	Name:	Janet Haack
	Title:	As Attorney In Fact

2

AllianceBernstein Institutional Investments — Senior
Loan Portfolio
By: AllianceBernstein L.P., as Investment Advisor

By	/s/ Nantha Suppiah Name: Nantha Suppiah
Title: Vice President

2

American International Group, Inc.
By: AIG Global Investment Corp.,
Its Investment Adviser
AIG Bank Loan Fund Ltd.
By: AIG Global Investment Corp.
Its Investment Manager
SunAmerica Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp.
Investment Sub-Advisor
Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager
Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager
Galaxy IV CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager
Galaxy V CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager
Galaxy VI CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager

By	/s/ Steven S. Oh
	Name:	Steven S. Oh
Title: Managing Director

2

Other Lenders:

Anchorage Crossover Credit Finance, Ltd.

as Lender

By: Anchorage Advisors, LLC

By	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:		Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:		Ares Enhanced Loan GP II, LLC
Its General Partner

By:		/s/ Jeff Moore

Name:		Jeff Moore
Title:		Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager

	By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

By: Ares Management LLC, as its Manager

By:		/s/ Jeff Moore

Name: Jeff Moore
Title: Vice President

Ares X CLO Ltd.

By:		Ares CLO Management X, L.P.,
Investment Manager

By:		Ares CLO GP X, LLC,
Its General Partner

By:		/s/ Jeff Moore

Name:		Jeff Moore
Title:		Vice President

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

By: Name:	/s/ Jeff Moore Jeff Moore
Title:	Vice President

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By: Name:	/s/ Jeff Moore Jeff Moore
Title:	Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

By: Name:	/s/ Jeff Moore Jeff Moore
Title:	Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By: Name:	/s/ Jeff Moore Jeff Moore
Title:	Vice President

CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, as General Partner

By: Ares Management LLC, as Manager

By: Name:	/s/ Jeff Moore Jeff Moore
Title:	Vice President

Other Lenders:

The Assets Management Committee of the Coca-Cola Company Master Retirement Trust, as Lender
Pyramis Global Advisors Trust Company, as
Investment Manager Under Power of Attorney

By	/s/ Geoff W. Johnson
	Name:	Geoff W. Johnson
	Title:	Vice President

Aurum CLO 2002-1 Ltd.
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

2

Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

as a Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
as Lender,
By: Babson Capital Management LLC as Collateral
Manager

By /s/ Michael Freno
Name: Michael Freno
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
as a Lender
By: Babson Capital Management LLC as
Investment Adviser

By /s/ Michael Freno
Name: Michael Freno
Title: Director

2

Ballantyne Funding LLC

as a Lender

By	/s/ Michael Roof
	Name:	Michael Roof
	Title:	Vice President

2

Other Lenders:

Ballyrock CLO 2006-1 LTD, as Lender
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

Other Lenders:

Ballyrock CLO 2006-2 LTD, as Lender
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

Other Lenders:

Ballyrock CLO II Limited, as Lender
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

Other Lenders:

Ballyrock CLO III Limited, as Lender
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

BANK OF MONTREAL
By: HIM Monegy, Inc., As Agent

as a Lender

By	/s/ Jason Anderson
	Name:	Jason Anderson
	Title:	Associate

2

Barclays Bank, PLC		,

as a Lender

By	/s/ Daniel Picard Name: Daniel Picard
Title: U.S. Loan Trading

2

Bear Stearns Institutional Loan
Master Fund
By: Bear Stearns Asset Management Inc.
as its attorney-in-fact

By	/s/ [ILLEGIBLE] Name: [ILLEGIBLE]
Title: Managing Director

BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender
By	/s/ Laura Torrado
	Name:	Laura Torrado
	Title:	Authorized Signatory

2

Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

By	/s/ [ILLEGIBLE] Name: [ILLEGIBLE]
Title: Managing Director

,

Beecher CBNA Loan Funding LLC,

as a Lender

By	/s/ Richard Newcomb Name: Richard Newcomb
Title: Attorney-in-fact

2

,

Bismarck CBNA Loan Funding LLC,

as a Lender

By	/s/ Molly Walter Name: Molly Walter
Title: Attorney-In-Fact

2

BOSTON HARBOR CLO 2004-1, Ltd.
/s/ Beth Mazor
By: Beth Mazor
Title:	V.P.

Brentwood CLO Ltd.
By: Highland Capital Manager, L.P.
As Collateral Management
By: Strand Advisors, Inc.
Its General Partner

as a Lender

By	/s/ Ken McGovern

	Name:	Ken McGovern
	Title:	Treasurer, Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

2

Bushnell CBNA Loan Funding LLC, for itself or as
agent for Bushnell CFPI Loan Funding LLC

as a Lender

By	/s/ Richard Newcomb Name: Richard Newcomb
Title: Attorney-in-fact

2

Other Lenders:

By: Callidus Debt Partners CLO Fund III Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

as Lender

By	/s/ Peter Bennitt Name: Peter Bennitt
Title: Principal

Other Lenders:

By: Callidus Debt Partners CLO Fund IV Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC.

as Lender

By	/s/ Peter Bennitt Name: Peter Bennitt
Title: Principal

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I
INGOTS, Ltd., as Term Lender

as a Lender

By	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

2

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO
Limited, as Term Lender

as a Lender
By	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

2

Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral Manager

as a Lender
By	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

2

Chatham Light III CLO, Ltd
By: Sankaty Advisors, LLC
as Collateral Manager

as a Lender

By	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

2

,
[Please print name of lender] as a Lender
By:	/s/ Vincent Devito
Name:
	Title:	THE CIT GROUP EQUIPMENT FINANCE INC VINCENT DEVITO MANAGING DIRECTOR

2

Citicorp NA Inc. as a Lender
By	/s/ Deborah Ironson
	Name:	Deborah Ironson
	Title:	Vice President

2

ColumbusNova CLO Ltd. 2006-II as a Lender
By	/s/ Tom Bohrer
	Name:	Tom Bohrer
	Title:	Senior Director

2

ColumbusNova CLO Ltd. 2007-1

as a Lender

By	/s/ Tom Bohrer
Name: Tom Bohrer
Title: Senior Director

2

CONFLUENT 4 LIMITED,
LENDER:		As Lender
	By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager
	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

	By:	/s/ Kevin J. Perry

By: Kevin J. Perry
Title: Vice President

CREDIT SUISSE INTERNATIONAL

as a Lender

By	/s/ Russell Wood

Name: Russell Wood
Title: Vice President

2

DELAWARE DELCHESTER FUND, A SERIES OF DELAWARE GROUP INCOME FUND

as a Lender

By	/s/ Kevin Loome

Name: Kevin Loome
Title: Senior Vice President Portfolio Manager

2

DELAWARE GROUP ADVISOR FUNDS, DELAWARE DIVERSIFIED, INCOME FUND
as a Lender
By:	/s/ Kevin Loome
	Name:	Kevin Loome
	Title:	Senior Vice President Portfolio Manager

2

DELAWARE HIGH-YIELD OPPORTUNITIES FUND A SERIES OF DELAWARE GROUP INCOME FUND
as a Lender
By:	/s/ Kevin Loome
	Name:	Kevin Loome
	Title:	Senior Vice President Portfolio Manager

2

DELAWARE VIP TRUST-DELAWARE VIP DIVERSIFIED INCOME SERIES
as a Lender
By:	/s/ Kevin Loome
	Name:	Kevin Loome
	Title:	Senior Vice President Portfolio Manager

2

Deutsche Bank Trust Company, Americas, as a Lender
By	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

By	/s/ Yvonne Tilden
	Name:	Yvonne Tilden
	Title:	Vice President

2

Dorchester CBNA Loan Funding LLC as a Lender
By	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-In-Fact

2

[ILLEGIBLE] By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc. Its General Partner
as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Emerald Orchard Limited
as a Lender
By	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

2

Other Lenders: EMPLOYERS INSURANCE COMPANY OF WAUSAU, as Lender
By	/s/ Sheila Finnerty
	Name:	Sheila Finnerty
	Title:	Vice President

[Signature Page to Cricket Communications Am. No. 2]

Export Development Canada as a Lender
By	/s/ Peter Johnston
	Name:	Peter Johnston
	Title:	Loan Portfolio Manager

By	/s/ Allan Quiz
	Name:	Allan Quiz
	Title:	Asset Manager

Other Lenders: Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: FIDELITY AMERICAN HIGH YIELD FUND, as Lender Gary Ryan for Fidelity Investments Canada, Limited, as Trustee of Fidelity American High Yield Fund
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: Fidelity Fixed-Income Trust: Fidelity High Income Fund, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: Fidelity Puritan Trust: Fidelity Puritan Fund, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: Fidelity School Street Trust: Fidelity Strategic Income Fund, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

Other Lenders: Fidelity Summer Street Trust: Fidelity Capital & Income Fund, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

First Trust/Highland Capital Floating Rate Income Fund II			,
as a Lender
By	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn, Treasurer
Title:

2

First Trust/Highland Capital Floating Rate Income Fund			,
as a Lender
By	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn, Treasurer
Title:

2

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager
By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

2

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager
By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

2

Flagship CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager
By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

2

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. As Collateral Manager
By:	/s/ Eric S. Meyer
Eric S. Meyer, Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

2

FORE CLO LTD. 2007- I
as a Lender

By	/s/ Larry Xin

Name: Larry Xin
Title: VP

2

Other Lenders:

Fortress Credit Investments I LTD.
as Lender

By	/s/ Glenn P. Cummins

Name: Glenn P. Cummins
Title: Chief Financial Officer

Other Lenders:

Fortress Credit Investments II LTD.
as Lender

By	/s/ Glenn P. Cummins

Name: Glenn P. Cummins
Title: Chief Financial Officer

Other Lenders:

Fremont CBNA Loan Funding LLC

Fremont CBNA Funding LLC
as Lender

By	/s/ Erin Holmes

	Name:	Erin Holmes
	Title:	Officer

GALLATIN CLO II 2005-1 LTD.
BY: BEAR STEARNS ASSET MANAGEMENT INC.
AS ITS COLLATERAL MANAGER

By	/s/ [ILLEGIBLE]

	Name:	[ILLEGIBLE]
	Title:	Managing Director

Gallatin CLO III 2007-1, Ltd.
As Assignee
By: Bear Stearns Asset Management, Inc.
as its Collateral Manager

By	/s/ [ILLEGIBLE]

	Name:	[ILLEGIBLE]
	Title:	Managing Director

Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By	/s/ [ILLEGIBLE]

	Name:	[ILLEGIBLE]
	Title:	Managing Director

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc, Its General Partner

as a Lender

By	/s/ Ken McGovern

Name:	Ken McGovern, Treasurer
Title:	Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

2

Goldman Sachs Credit Partners, L.P.			,

as Lender

By	/s/ Pedro Ramirez

	Name:	Pedro Ramirez
	Title:	Authorized Signatory

Grand Central Asset Trust, HLD Series

as a Lender

By	/s/ Jason Muelver

	Name:	Jason Muelver
	Title:	Atty-In-Fact

2

Grand Central Asset Trust, HLD Series

as a Lender

By	/s/ Jason Muelver

	Name:	Jason Muelver
	Title:	Atty-In-Fact

2

Grand Central Asset Trust, PFV Series

as a Lender

By	/s/ Molly Walter

	Name:	Molly Walter
	Title:	Attorney-In-Fact

2

Grayson CLO, Ltd.
By: Highland Capital Management, LP,
As Collateral Manager
By: Strand Advisors, Inc.,
its General Partner

as a Lender

By	/s/ Ken McGovern

	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

2

Grayston CLO II 2004-1 LTD.
By: Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By	/s/ [ILLEGIBLE]

	Name:	[ILLEGIBLE]
	Title:	Managing Director

Great Springs SPIRET Loan Trust By: Wilmington Trust Company not in its individual capacity but solely as trustee as Lender

By	/s/ Rachel L. Simpson
Name: Rachel L. Simpson
Title: Sr. Financial Services Officer

Other Lenders:
,

Halcyon Loan Investors CLO 1, LTD.

as Lender

By	/s/ Dave Martino
Name: Dave Martino
Title: Controller

Other Lenders:
,

Halcyon Structured Asset Management CLO 1, LTD. as Lender

By	/s/ Dave Martino
Name: Dave Martino
Title: Controller

Other Lenders:
,

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006- 1 LTD.

as Lender

By	/s/ Dave Martino
Name: Dave Martino
Title: Controller

Other Lenders:
,

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2007- 1, LTD.* *Know before as: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II LTD.

as Lender

By	/s/ Dave Martino
Name: Dave Martino
Title: Controller

Other Lenders:
,

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III LTD.

as Lender

By	/s/ Dave Martino
Name: Dave Martino
Title: Controller

Other Lenders:

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.* *Know before as: Genesis CBNA Loan Funding LLC as Lender

By	/s/ Dave Martino
Name: Dave Martino
Title: Controller

Harch CLO II Limited

as a Lender

By	/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

2

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company its sub-advisor, as a lender,

By	/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

2

Highland Credit Opportunities CDO Ltd By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner

as a Lender

By	/s/ Ken McGovern
Name: Ken McGovern
Title: Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Highland Credit Strategies Fund

as a Lender

By	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

2

Highland Floating Rate Advantage Fund

as a Lender
By	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

2

Highland Loan Funding V Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisor, Inc., Its General Partner

as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Highland Floating Rate Limited Liability Company

as a Lender
By	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

2

Highland Offshore Partners, L.P. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

HillMark Funding By: HillMark Capital Management L.P., as Collateral Manager

as a Lender
By	/s/ Kevin Cuskley
	Name:	Kevin Cuskley
	Title:	Senior Portfolio Manager

HillMark Funding Ltd. By: HillMark Capital Management L.P., as Collateral Manager

as a Lender
By	/s/ Kevin Cuskley
	Name:	Kevin Cuskley
	Title:	Senior Portfolio Manager

2

Other Lenders: Illinois Municipal Retirement Fund, as Lender Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney
By	/s/ Geoff W. Johnson
	Name:	Geoff W. Johnson
	Title:	Vice President

,

[Please print name of lender]

as a Lender

ING Investment Management CLO III, LTD.		ING SENIOR INCOME FUND
By:	ING Alternative Asset Management LLC, as its investment manager	By:	ING Investment Management Co. as its investment manager

/s/ Robert Wilson		By:	/s/ Robert Wilson

Name: Robert Wilson		Name: Robert Wilson
Title: Senior Vice President		Title: Senior Vice President

ING INVESTMENT MANAGEMENT CLO V, LTD.		ING International (II) - Senior Bank Loans Euro
By:	ING Alternative Asset Management LLC, as its investment advisor	By:	ING Investment Management Co. as its investment manager

/s/ Robert Wilson		/s/ Robert Wilson

Name:		Name:
Title:		Title:

ING PRIME RATE TRUST		ING International (II) - Senior Bank Loans USD
By:	ING Investment Management Co. as its investment manager	By:	ING Investment Management Co. as its investment manager

By:	/s/ Robert Wilson	/s/ Robert Wilson

Name:		Name:
Title:		Title:

2

Other Lenders: Inwood Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Colateral Manager

as Lender
By	/s/ Dean T. Criares
	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc, Its General Partner

as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Other Lenders: J. P. Morgan Whitefriars Inc.
as Lender

By	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Vice President

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

as a Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

as a Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

KATONAH VII CLO LTD as a Lender
By	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

2

Other Lenders:

Lafayette Square CDO Ltd.
By Blackstone Debt Advisors L.P. As Collateral Manager
,
as Lender
By:	/s/ DEAN T. CRIARES

	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

Other Lenders:
,
Landmark IX CDO Limited
By Aladdin Capital Management, LLC as Lender

By	/s/ Pallo Blum-Tucker

	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

Other Lenders:
,
Landmark VIII CLO Limited
By Aladdin Capital Management, LLC as Lender

By	/s/ Pallo Blum-Tucker

	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

Other Lenders:
,
Landmark XI CDO Limited
By Aladdin Capital Management, LLC as Lender

By	/s/ Pallo Blum-Tucker

	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

Other Lenders:

Lehman Commercial Paper Inc.			,
as Lender

By	/s/ Randall Braunfeld

	Name:	Randall Braunfeld
	Title:	Authorized Signatory

Liberty CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner		,
[Please print name of lender]

as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Other Lenders: LIBERTY MUTUAL FIRE INSURANCE COMPANY, as Lender
By	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

[Signature Page to Cricket Communications Am. No. 2]

Other Lenders: LIBERTY MUTUAL INSURANCE COMPANY, as Lender
By	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

[Signature Page to Cricket Communications Am. No. 2]

Lincoln National Life [illegible] By Delaware Investment Advisors, A Series of Delaware Management Business Trust
[Please print name of lender] as a Lender
By:	/s/ Kevin Loome
Name: Kevin Loome
Title: Senior Vice President Portfolio Manager

2

Loan Funding IV LLC By: Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

,
[Please print name of lender]

as a Lender
By	/s/ Ken McGovern
Name: Ken McGovern, Treasurer
Title: Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Loan Funding VI LLC, for itself or as agent for Corporate Loan Funding VI LLC , [Please print name of lender] as a Lender
By	/s/ DEAN T. CRIARES
	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

2

Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner , [Please print name of lender] as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender
,
as a Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor , [Please print name of lender] as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

LOOMIS SAYLES CLO I, LTD. By Loomis, Sayles and Company, L.P. its collateral manager By Loomis, Sayles and Company, Inc. its general partner
By:	/s/ Kevin P. Charleston
	Name:	Kevin P. Charleston
	Title:	Executive Vice President

Loomis Sayles CLO I, Ltd., [Please print name of lender] as a Lender
By:	Please See Following Page
Name:
Title:

2

LOOMIS SAYLES CAYMAN LEVERAGED SENIOR LOAN FUND LTD., As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner
By:	/s/ John R. Bell
	Name:	John R. Bell
	Title:	Vice President

Loomis Sayles Cayman Leveraged Senior Loan Fund Ltd., [Please print name of lender] as a Lender
By:	Please See Following Page
Name:
Title:

2

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD. As Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

Loomis Sayles Leveraged Senior Loan Fund Ltd., [Please print name of lender] as a Lender
By:	Please See Following Page
Name:
Title:

2

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sayles & Company, Inc., Its General Partner
By:	/s/ Kevin J. Perry
Kevin J. Perry
	Title:	Vice President

The Loomis Sayles Senior Loan Fund II LLC, [Please print name of lender] as a Lender
By:	Please See Following Page
Name:
Title:

2

MACKAY SHORT DURATION ALPHA FUND By: MacKay Shields LLC as Investment Adviser and not individually
By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

1

Other Lenders:
By:	MAPS CLO Fund II, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC			,
as Lender
By:	/s/ Peter Bennitt
	Name:	Peter Bennitt
	Title:	Principal

MILLCREEK CBNA LOAN FUNDING LLC [Please print name of lender]

as a Lender
By	/s/ ERIN HOLMES
	Name:	ERIN HOLMES
	Title:	OFFICER

2

Other Lenders: Monument Park CDO Ltd.
By:	Blackstone Debt Advisors L.P.
As Collateral Manager
,

as Lender
By	/s/ DEAN T. CRIARES
	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

Morgan Stanley Senior Funding, Inc. as a Lender
By	/s/ Donna M. Souza
	Name:	Donna M. Souza
	Title:	Vice President

2

Other Lenders: Mountain View CLO II, Ltd.
By:	Seix Advisors, a fixed income division of
Trusco Capital Management, Inc., as Collateral
Manager

as Lender
By	/s/ George Goudelias
	Name:	George Goudelias
	Title:	PM, Seix Advisors

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Collateral Manager			,
as a Lender
By	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

Other Lenders: NATIXIS as Lender
By	/s/ Edward N. Parkes IV
	Name:	Edward N. Parkes IV
Title: Director

By	/s/ Harold Birk
	Name:	Harold Birk
	Title:	Managing Director

New York Life Insurance Company (Guaranteed Products)
By:	MacKay Shields LLC
as Investment Adviser and not individually

By	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

1

New York Life Insurance Company, GP — Portable Alpha
By:	MacKay Shields LLC
as Investment Adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

1

Nuveen Preferred and Convertible Income Strategy , as a Lender

By:	Symphony Asset Management, LLC

By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

2

Nuveen Preferred and Convertible Income Strategy 2 , as a Lender
By:	Symphony Asset Management, LLC

By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

2

Other Lenders: ORIX Finance Corp., as Lender
By	/s/ Christopher L. Smith
	Name:	Christopher L. Smith
	Title:	Managing Director

Other Lenders: OSPREY CDO 2006-1 LTD
BY BRIGHTWATER CAPITAL MANAGEMENT A DIVISION OF WESTLB ASSET MANAGEMENT (US) LLC as COLLATERAL MANAGER

[Print or insert name of lender]

as Lender
By	/s/ CHRISTIAN GRANE
	Name:	CHRISTIAN GRANE
	Title:	DIRECTOR

By	/s/ Thomas Irwin
	Name:	Thomas Irwin
	Title:	Executive Director

Pacific Select Fund-Floating Rate Loan Portfolio

[Please print name of lender]

as a Lender

By	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn, Treasurer
Title:

2

PACIFIC SELECT FUND — HIGH YIELD BOND PORTFOLIO as a Lender
By:	Pacific Life Fund Advisors LLC in its capacity as Investment Adviser

By:	/s/ Lori Johnstone
	Name:	Lori Johnstone
	Title:	Assistant Vice President/ Portfolio Manager

By:	/s/ Michael Long
	Name:	Michael Long
	Title:	Assistant Vice President/ Portfolio Manager

PACIFIC SELECT FUND — HIGH YIELD BOND PORTFOLIO as a Lender
By:	Pacific Life Fund Advisors LLC in its capacity as Investment Adviser

By:	/s/ Lori Johnstone
	Name:	Lori Johnstone
	Title:	Assistant Vice President/Portfolio Manager

By:	/s/ Michael Long
	Name:	Michael Long
	Title:	Assistant Vice President/Portfolio Manager

Phoenix Edge Series Fund: Phoenix Multi-Sector Fixed Income Series, as a Lender
By	/s/ David M. Byerly
	Name:	David M. Byerly
	Title:	Managing Director

Phoenix Edge Series Fund: Phoenix Multi-Sector Short Term Bond Series, as a Lender
By	/s/ David M. Byerly
	Name:	David M. Byerly
	Title:	Managing Director

Phoenix Low Duration Core Plus Bond Fund, as a Lender
By	/s/ David M. Byerly
	Name:	David M. Byerly
	Title:	Managing Director

2

Phoenix Multi-Sector Fixed Income Fund, as a Lender
By	/s/ David M. Byerly
	Name:	David M. Byerly
	Title:	Managing Director

3

Phoenix Multi-Sector Short Term Bond Fund, as a Lender
By	/s/ David M. Byerly
	Name:	David M. Byerly
	Title:	Managing Director

4

Pioneer Floating Rate Trust
,
[Please print name of lender]

as a Lender

By	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn, Treasurer
Title:

2

Pioneer Investment Management, Inc., on behalf of: Pioneer Floating Rate Fund Pioneer Diversified High Income Trust as Lender
By	/s/ Steven Morrison
	Name:	Steven Morrison
	Title:	Counsel

Primas CLO I, Ltd.			,
[Please print name of lender]

as a Lender

By	/s/ Michael R. Feeney
	Name:	Michael R Feeney
	Title:	ANALYST

2

Other Lenders: Prospect Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager			,
as Lender
By	/s/ DEAN T. CRIARES
	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, by The Putnam Advisory Company, LLC
/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

PUTNAM FLOATING RATE INCOME FUND
By:	/s/ Beth Mazor
Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND
By:	/s/ Beth Mazor
Beth Mazor
Title: V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND,
[Please print name of lender]

as a Lender

By	See Following Page
Name:
Title:

PUTNAM HIGH YIELD TRUST,
[Please print name of lender]

as a Lender

By	See Following Page
Name:
Title:

PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND
By:	/s/ Beth Mazor
Beth Mazor
Title: V.P.

PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND,
[Please print name of lender]

as a Lender

By	See Following Page
Name:
Title:

PUTNAM HIGH YIELD TRUST
By:	/s/ Beth Mazor
Beth Mazor
Title: V.P.

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender			,
as a Lender

By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender			,

as a Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

Red River CLO Ltd.
By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

,
[Please print name of lender]

as a Lender

By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Rockwall CDO LTD.

By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

[Please print name of lender]

as a Lender

By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, LP

2

Rockwall CDO III Ltd.
By:	Highland Capital Management, LP. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner
,
[Please print name of lender]

as a Lender

By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Rockwall CDO II LTD. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner			,
[Please print name of lender]
as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Sanford C. Bernstein Fund — Intermediate Duration Portfolio. By: AllianceBernstein L.P., as Investment Advisor
By	/s/ Nantha Suppiah
	Name:	Nantha Suppiah
	Title:	Vice President

2

Sankaty High Yield Partners II, L.P.
,
as a Lender
By	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

2

Southfork CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
,
[Please print name of lender]
as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC., as a Lender
By	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

2

Other Lenders:

STRAND FUNDING

[Print or insert name of lender]

as Lender

By:	/s/ NEAM AHMED
	Name:	NEAM AHMED
	Title:	AUTHORIZED SIGNATORY

Stratford CLO, Ltd, By: Highland Capital Management, L.P, As Collateral Manager By: Strand Advisors, Inc., Its General Partner [Please print name of lender] as a Lender
By	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

2

Symphony CLO I
,
as a lender

By: Symphony Asset Management, LLC

By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

2

Symphony CLO II
,
as a lender

By: Symphony Asset Management, LLC

By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

2

Symphony CLO IV
,
as a lender

By: Symphony Asset Management, LLC

By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

2

Toronto Dominion (New York), LLC, [Please print name of lender] as a Lender
By	/s/ Bebi Yasin
	Name:	Bebi Yasin
	Title:	Authorized Signatory

2

Toronto Dominion (New York), LLC, [Please print name of lender] as a Lender
By	/s/ Bebi Yasin
	Name:	Bebi Yasin
	Title:	Authorized Signatory

2

Other Lenders: Trimaran CLO VII Ltd By Trimaran Advisors, L.L.C., as Lender
By	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

UBS AG, Stamford Branch , as Lender
By	/s/ Douglas Gervolino
	Name:	Douglas Gervolino
	Title:	Director Banking Products Services, US

By	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

Other Lenders: Union Square CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager , as Lender
By	/s/ DEAN T. CRIARES
	Name:	DEAN T. CRIARES
	Title:	Senior Managing Director

Other Lenders: Variable Insurance Products Fund IV: Strategic Income Portfolio, as Lender
By	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

WatchTower CLO I PLC By: Citadel Limited Partnership, Collateral Manager By: Citadel Investment Group, L.L.C., its General Partner , as a Lender
By	/s/ ERICA L. TARPEY
	Name:	ERICA L. TARPEY
	Title:	Authorized Signatory

2

Other Lenders: WB Loan Funding 1, LLC as Lender
By	/s/ Diana M Himes
	Name:	Diana M Himes
	Title:	Vice President

Other Lenders: WB Loan Funding 2, LLC as Lender
By	/s/ Diana M Himes
	Name:	Diana M Himes
	Title:	Vice President

Other Lenders: WB Loan Funding 5, LLC as Lender
By	/s/ Diana M Himes
	Name:	Diana M Himes
	Title:	Vice President

Other Lenders:

Wells Capital Management 12222133
Wells Capital Management 13702900
Wells Capital Management 13923601
Wells Capital Management 16959700
Wells Capital Management 16959701
Wells Capital Management 18866500

,
[Print or insert name of lender]
as Lender

By	/s/ Zachary Tyler
	Name:	Zachary Tyler
	Title:	Authorized Signatory

Westchester CLO, Ltd.
By:	Highland Capital Management, L.P., As Servicer
By:	Strand Advisors, Inc., Its General Partner

[Please print name of lender]

as a Lender

By	/s/ Ken McGovern,
	Name:	Ken McGovern
	Title:	Treasurer Strand Advisors, Inc.,General Partner of Highland Capital Management, L.P.

2

Yorkville CBNA Loan Funding LLC, for itself or as
agent for Yorkville CFPI Loan Funding LLC

as a Lender:

By	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

2

CONSENT
Dated as of November __, 2007
          Each of the undersigned, as Guarantor under the Amended and Restated Parent Guaranty dated as of June 16, 2006 (in the case of Leap Wireless International, Inc.) or the Amended and Restated Subsidiary Guaranty dated as of June 16, 2006 (collectively, the “Guaranty”), in each case, in favor of the Administrative Agent and the Lenders party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

LEAP WIRELESS INTERNATIONAL, INC.
BACKWIRE.COM, INC.
TELEPHONE ENTERTAINMENT
NETWORK, INC.
CRICKET LICENSEE (REAUCTION), INC.
CRICKET LICENSEE I, INC.
CHASETEL REAL ESTATE HOLDING COMPANY, INC.
CRICKET ALABAMA PROPERTY
COMPANY
CRICKET ARIZONA PROPERTY COMPANY
CRICKET ARKANSAS PROPERTY
COMPANY
CRICKET CALIFORNIA PROPERTY
COMPANY
CRICKET COLORADO PROPERTY
COMPANY
CRICKET FLORIDA PROPERTY COMPANY
CRICKET GEORGIA PROPERTY
COMPANY, INC.
CRICKET IDAHO PROPERTY COMPANY
CRICKET ILLINOIS PROPERTY COMPANY
CRICKET INDIANA PROPERTY COMPANY
CRICKET KANSAS PROPERTY COMPANY
CRICKET KENTUCKY PROPERTY
COMPANY
CRICKET MICHIGAN PROPERTY

COMPANY
CRICKET MINNESOTA PROPERTY
COMPANY
CRICKET MISSISSIPPI PROPERTY
COMPANY
CRICKET NEBRASKA PROPERTY
COMPANY
CRICKET NEVADA PROPERTY COMPANY
CRICKET NEW MEXICO PROPERTY
COMPANY
CRICKET NEW YORK PROPERTY
COMPANY, INC.
CRICKET NORTH CAROLINA PROPERTY
COMPANY
CRICKET OHIO PROPERTY COMPANY
CRICKET OKLAHOMA PROPERTY
COMPANY
CRICKET OREGON PROPERTY COMPANY
CRICKET PENNSYLVANIA PROPERTY
COMPANY
CRICKET TEXAS PROPERTY COMPANY
CRICKET UTAH PROPERTY COMPANY
CRICKET WASHINGTON PROPERTY
COMPANY
CRICKET WISCONSIN PROPERTY
COMPANY
LEAP PCS MEXICO, INC.

By:
Name:
Title:

ALASKA NATIVE BROADBAND 1, LLC

By:	Cricket Communications, Inc. Its Manager and sole member

By:
Name:
Title:

ALASKA NATIVE BROADBAND 1 LICENSE, LLC

By:	Alaska Native Broadband 1, LLC Its Manager and sole member

By:	Cricket Communications, Inc. Its Manager and sole member

By:
Name:
Title:

EXHIBIT
COMMERCIAL PAPER
ASSET-BACKED COMMERCIAL PAPER

Name	S&P*	Moody’s*		Amount	Maturity
ATLAS CAPITAL CORP	A1+	P	1	$11,000,000	15-Nov-07
ATLAS CPTL CP 11/15/07	A1+	P	1	$9,000,000	15-Nov-07
ATLAS CAPITAL CORP	A1+	P	1	$300,000	15-Nov-07
GOVCO LLC CP 11/15/07	A1	P	1	$2,600,000	15-Nov-07
PICAROS FNDG CP 11/15/07	A1	P	1	$3,800,000	15-Nov-07
BAVARIA UNIVERSAL FUNDING 144A	A1	P	1	$275,000	26-Nov-07
SIGMA FIN CP 11/29/07	A1+	P	1	$9,000,000	29-Nov-07
SILVER TOWER CP 12/10/07	A1	P	1	$9,000,000	10-Dec-07
FENWAY FUNDING	A1	P	1	$11,500,000	13-Dec-07
AXON FINANCIAL FND LLC	C	NP		$300,000	14-Dec-07
FOXBORO FUNDING	A1+	P	1	$300,000	17-Dec-07
CONCORD CAP CP 1/7/08	A1	P	1	$5,000,000	7-Jan-08
ROMULUS FUNDING	A1	P	1	$250,000	8-Jan-08
GRAMPIAN FNDNG CP 1/11/08	A1+	P	1	$6,000,000	11-Jan-08

				$68,325,000

*	Ratings as of November 12, 2007.